                                                                  EXHIBIT 10.1.1

                   AMENDMENT NO. 1 TO STOCKHOLDERS AGREEMENT

     AMENDMENT NO. 1 dated as of October 15, 1996 (the "Amendment"), among USS Holdings, Inc., a Delaware corporation (the "Corporation"), and the stockholders of the Corporation listed on the signature pages hereof, to the Stockholders Agreement dated as of February 9, 1996 among the Corporation and the Stockholders (the "Stockholders Agreement"; terms defined therein being used herein as therein defined except as otherwise defined herein).

     The parties hereto, being the parties to the Stockholders Agreement required to amend the Stockholders Agreement in accordance with Section 18(a) thereof, hereby amend the Stockholders Agreement as follows:

     1. Section 1(a) of the Stockholders Agreement is hereby amended by (a) deleting in the definition "DGHA Restricted Shares" the number "276,814" and by substituting therefor the number "245,098" and (b) deleting in the definition "Manager Restricted Shares" the number "138,411" and by substituting therefor the number "122,549".

     2. Subparagraph (xi) of Section 4(a) of the Stockholders Agreement is hereby amended by deleting in clause (a) thereof the words "the DGHA Repurchase Agreement and the Manager Repurchase Agreement" and by substituting therefor the words "the DGHA Repurchase Agreement, the Manager Repurchase Agreement and the Stock Purchase Loan Notes".

     3. Subparagraph (xiii) of Section 4(a) of the Stockholders Agreement is hereby amended by deleting in clause (a) thereof the words "reasonable advances to employees in the ordinary course of business" and by substituting therefor the words "loans pursuant to the Stock Purchase Loan Notes and reasonable advances to employees in the ordinary course of business".

     4. Subparagraph (i) of Section 6(a) of the Stockholders Agreement is hereby amended by deleting the first sentence thereof and by substituting therefor the following: "CMCC hereby grants to each DGHA Stockholder named on
Schedule 10 attached hereto an option (the "Option") during the Option Term to purchase, for the purchase price per Unit set out in Section 6(a)(iii), in the aggregate up to the number of Units equal to the sum of (a) the number of Units set forth opposite such DGHA Stockholder's name on such Schedule plus (b) the number of Units that have not been purchased by the HCG/HSC Stockholders pursuant to Section 6(b) on or prior to December 31, 1996 multiplied by a fraction the numerator of which is the "number of Units set forth opposite such DGHA Stockholder's name on such Schedule and the denominator of which is 50,000".

     5. Subparagraph (i) of Section 6(b) of the Stockholders Agreement is hereby amended by deleting in the second sentence thereof the words "within 90 days after the date hereof" and by substituting therefor the words "no later than December 31, 1996".

     6. Section 7(c) of the Stockholders Agreement is hereby amended by deleting in the first sentence thereof the words "July 31, 1996 (the "Reference Date"), the Corporation shall have the right, but not the obligation, to issue to the Manager Stockholders" and by substituting therefor the words "October 31, 1996 (the "Reference Date"), the Corporation shall have the
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right to issue to the Manager Stockholders, or reserve, by action taken by the
Board, for issuance to the Manager Stockholders after the Reference Date,".

     7. Section 7(d) of the Stockholders Agreement is hereby amended by deleting in the first sentence thereof the words "sold by the Corporation to the Manager Stockholders" and by substituting therefor the words "sold, or reserved by the Board for sale, by the Corporation to the Manager Stockholders".

     8. Section 7(e) of the Stockholders Agreement is hereby amended by deleting the words "August 10, 1996, the Corporation shall notify CMCC in writing of (i) the number of Manager Shares that were sold by the Corporation to the Manager Stockholders" and by substituting therefor the words "December 31, 1996, the Corporation shall notify CMCC in writing of (i) the number of Manager Shares that were sold, or reserved by the Board for sale, by the Corporation to the Manager Stockholders".

     9. Section 17 of the Stockholders Agreement is hereby amended by (a) deleting in Section 17(c) thereof the words "Section 14" and by substituting therefor the words "Section 17(b)" and (b) by adding new Section 17(e) thereto as follows: "(e) Each Stockholder, by acceptance and receipt of any Securities, hereby agrees, upon the request of the Corporation, to execute and deliver to the Corporation any Disclosure Statement and Consent or Consent and Irrevocable Proxy intended by the Corporation to achieve the Requisite Stockholder Approval".

     10. The parties hereto hereby acknowledge and agree that, notwithstanding anything to the contrary contained in the Stockholders Agreement, Michael R. Boyce shall be permitted to purchase, and the Corporation shall be permitted to sell, up to 4,437 Manager Restricted Shares pursuant to Section 7(a) of the Stockholders Agreement and, solely with respect to such Manager Restricted Shares, Mr. Boyce shall be deemed to be a Manager Stockholder for purposes of the Stockholders Agreement.

     11. The parties hereto hereby acknowledge and agree that, notwithstanding anything to the contrary contained in the Stockholders Agreement, (a) Paul Guttmann, James Walker and William White shall be permitted to purchase, and CMCC shall be permitted to sell, up to 12,160 Units pursuant to Section 6(b) of the Stockholders Agreement, provided that such persons shall not be deemed to be HCG/HSC Stockholders for purposes of the Stockholders Agreement and (b) the Corporation shall be permitted to loan to such persons up to 80% of the cash purchase price to be paid by such persons for such Units, such loans to be evidenced by Stock Purchase Loan Notes.

     12. This Amendment may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Amendment.

     13. This Amendment shall be governed by the internal law, and not the law of conflicts, of the State of New York.



                                       2
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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the date first written above.

                              USS HOLDINGS, INC.

                              By:  /s/ Donald G. Kilpatrick
                                 --------------------------------
                                Name:
                                Title:

                              CHASE MANHATTAN CAPITAL CORPORATION

                              By:  /s/ Jeffrey C. Walker
                                 --------------------------------
                                Name: Jeffrey C. Walker
                                Title: President

                                  /s/ D. George Harris
                              -----------------------------------
                              D. George Harris

                                  /s/ Anthony J. Petrocelli
                              -----------------------------------
                              Anthony J. Petrocelli

                                  /s/ Richard J. Donahue
                              -----------------------------------
                              Richard J. Donahue

                                  /s/ Donald G. Kilpatrick
                              -----------------------------------
                              Donald G. Kilpatrick

                              ___________________________________
                              David Willetts

                                  /s/ Richard J. Nick
                              -----------------------------------
                              Richard J. Nick

                                  /s/ William J. Sichko
                              -----------------------------------
                              William J. Sichko

                                  /s/ Emanuel J. Di Teresi
                              -----------------------------------
                              Emanuel J. Di Teresi

                                  /s/ Michael R. Boyce
                              -----------------------------------
                              Michael R. Boyce

                                 /s/ Matthew J. Dowd
                                 ------------------------------------
                                 Matthew J. Dowd

                                 Trust under Agreement of D. George Harris dated November 18, 1994 F/B/O Robert Harris

                                 By:  /s/ Anthony J. Petrocelli
                                    ---------------------------------
                                     Anthony J. Petrocelli, Trustee

                                 By:  /s/ Donald G. Kilpatrick
                                    ---------------------------------
                                     Donald G. Kilpatrick, Trustee

                                 Trust under Agreement of D. George Harris dated November 18, 1994 F/B/O Margaret Harris

                                 By:  /s/ Anthony J. Petrocelli
                                    ---------------------------------
                                     Anthony J. Petrocelli, Trustee

                                 By:  /s/ Donald G. Kilpatrick
                                    ---------------------------------
                                     Donald G. Kilpatrick, Trustee

                                 Trust under Agreement of D. George Harris dated November 18, 1994 F/B/O Paige Coleman

                                 By:  /s/ Anthony J. Petrocelli
                                    ---------------------------------
                                     Anthony J. Petrocelli, Trustee

                                 By:  /s/ Donald G. Kilpatrick
                                    ---------------------------------
                                     Donald G. Kilpatrick, Trustee

                                 Trust under Agreement of D. George Harris dated November 18, 1994 F/B/O Keith Coleman

                                 By:  /s/ Anthony J. Petrocelli
                                    ---------------------------------
                                     Anthony J. Petrocelli, Trustee

                                 By:  /s/ Donald G. Kilpatrick
                                    ---------------------------------
                                     Donald G. Kilpatrick, Trustee

                                 Trust under Agreement of D. George Harris dated November 18, 1994 F/B/O Augustus Northridge

                                       4
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                            By:  /s/ Anthony J. Petrocelli
                               --------------------------------------
                                Anthony J. Petrocelli, Trustee

                            By:  /s/ Donald G. Kilpatrick
                               --------------------------------------
                                Donald G. Kilpatrick, Trustee

                            Trust under Agreement of D. George Harris dated January 31, 1995 F/B/O P.G.F. Scurr

                            By:  /s/ Anthony J. Petrocelli
                               --------------------------------------
                                Anthony J. Petrocelli, Trustee

                            By:  /s/ Donald G. Kilpatrick
                               --------------------------------------
                                Donald G. Kilpatrick, Trustee

                            Trust under Agreement of Anthony J. Petrocelli dated October 29, 1990

                            By:  /s/ D. George Harris
                               --------------------------------------
                                D. George Harris, Trustee

                            By:  /s/ Donald G. Kilpatrick
                               --------------------------------------
                                Donald G. Kilpatrick, Trustee

                            Trust under Agreement of Donald G. Kilpatrick dated December 16, 1993 F/B/O Daniel G. Kilpatrick

                            By:  /s/ Donald G. Kilpatrick
                               --------------------------------------
                                Donald G. Kilpatrick, Trustee

                            By:  /s/ Anthony J. Petrocelli
                               --------------------------------------
                                 Anthony J. Petrocelli, Trustee

                            Trust under Agreement of Donald G. Kilpatrick dated December 16, 1993 F/B/O Eleanor P. Kilpatrick

                            By:  /s/ Donald G. Kilpatrick
                               --------------------------------------
                                Donald G. Kilpatrick, Trustee

                            By:  /s/ Anthony J. Petrocelli
                               --------------------------------------
                                Anthony J. Petrocelli, Trustee

                                       5
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                             Trust under Agreement of Donald G. Kilpatrick dated
                             December 16, 1993 F/B/O Jennifer C. Kilpatrick

                             By:  /s/ Donald G. Kilpatrick
                               --------------------------------------
                                 Donald G. Kilpatrick, Trustee

                             By:  /s/ Anthony J. Petrocelli
                               --------------------------------------
                                 Anthony J. Petrocelli, Trustee

                             Trust under Agreement of Donald G. Kilpatrick dated December 16, 1993 F/B/O Douglas A. Kilpatrick

                             By:  /s/ Donald G. Kilpatrick
                               --------------------------------------
                                 Donald G. Kilpatrick, Trustee

                             By:  /s/ Anthony J. Petrocelli
                               --------------------------------------
                                 Anthony J. Petrocelli, Trustee

                                       6